UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	Other Events.

On February 23, 2023, Newmont Corporation, a Delaware Corporation (the “Corporation”), posted on its website, www.newmont.com, an earnings presentation that includes, among other matters, information related to the potential transaction to acquire all of the issued share capital of Newcrest Mining Limited (“Newcrest”). Newmont held a related live webcast presentation on February 23, 2023 at 10:00 a.m. Eastern Time.

An excerpt from the earnings presentation is attached hereto as Exhibit 99.1 and an excerpt from the transcript of the related live webcast presentation is attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

No Offer or Solicitation

None of this current report on Form 8-K, nor the exhibits hereto, is an offer to purchase or exchange nor a solicitation of an offer to sell securities of Newmont or Newcrest. In furtherance of this potential transaction and subject to future developments, Newmont may file one or more proxy statements or other documents with the SEC. None of this current report on Form 8-K nor the exhibits hereto is a substitute for any proxy statement, prospectus or other document Newmont or Newcrest may file with the SEC and Australian regulators in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT(S), PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL BUSINESS COMBINATION TRANSACTION. Investors and securityholders may obtain a free copy of the disclosure documents (when they are available) and other documents filed by Newmont with the SEC at the SEC's website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on Newmont’s website at www.newmont.com or obtained for free from the sources listed below. Newmont and certain of its directors and executive officers may be deemed to be participants in any solicitation of proxies from Newcrest stockholders in respect of the potential transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 7, 2022. This document can be obtained free of charge from the sources indicated below. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement and other relevant materials to be filed with the SEC in connection with the potential transaction if and when they become available.

Cautionary Regarding Forward-Looking Statements

This current report on Form 8-K, and the exhibits hereto, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary” or “potential.” Forward-looking statements may include, without limitation, statements relating to the potential transaction to acquire the share capital of Newcrest, expectations regarding the potential value proposition and expectations regarding potential engagement or plans to engage in due diligence or similar statements. There is no certainty that any transaction will occur on the proposed terms, within any particular timeframe, or at all. Risks include fluctuations in company stock price and results of operations; uncertainties regarding the outcome of discussions between Newmont and Newcrest with respect to the potential transaction, including the possibility that the parties may not agree to pursue a business combination; uncertainties about the outcomes of the due diligence process and the ability to consummate the potential combination or achieve the expected benefits; uncertainties with respect to shareholder approvals; potential regulatory or closing delays; and changes in the overall economic conditions. The forward-looking statements are also subject to other risks and uncertainties, including those more fully described in Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”), under the heading “Risk Factors”, available on the SEC website or www.newmont.com. Newmont does not undertake any obligation to communicate publicly revisions to any “forward-looking statement” to reflect events or circumstances after the date of this current report on Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Excerpt from Newmont’s earning presentation, dated February 23, 2023.
99.2	Excerpt from the transcript of Newmont’s live webcast presentation, dated February 23, 2023.
104	Cover page interactive data file (embedded with the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: February 23, 2023